UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-1735

FPA NEW INCOME, INC.
(Exact name of registrant as specified in charter)

11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA			90064
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, 11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-473-0225

Date of fiscal year end:	SEPTEMBER 30

Date of reporting period:	MARCH 31, 2013

Item 1. Report to Stockholders.

FPA New Income, Inc.

Semi-Annual Report

March 31, 2013

Distributor:

UMB DISTRIBUTION SERVICES, LLC

803 West Michigan Street
Milwaukee, Wisconsin 53233

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

Fund Performance

This Semi-Annual Report covers the six-month period ended March 31, 2013. Your Fund's net asset value (NAV) closed at $10.63. Dividends of $0.08 and $0.07 were paid on October 2, 2012 and January 3, 2013, to holders of record on September 28 and December 31, 2012, respectively. There were no capital gains distributions.

The following table shows the average annual total return for several different periods ended on that date for the Fund and its benchmarks.

	Periods Ended March 31, 2013
	1 Year	5 Years*	10 Years*	15 Years*	20 Years*	25 Years*	Since 6/30/1984*,†
FPA New Income, Inc.	2.28%	2.70%	3.74%	4.63%	5.40%	6.57%	7.97%
Barclays U.S. Aggregate Bond Index	3.77%	5.47%	5.02%	5.85%	6.12%	7.07%	8.23%
Consumer Price Index + 100 Basis Points	2.22%	2.70%	3.36%	3.43%	3.45%	3.80%	3.87%
Barclays Govt/Credit Bond Index	4.56%	5.50%	5.06%	5.91%	6.17%	7.11%	8.20%

*  Annualized

†  Inception for FPA management was July 11, 1984. Return information for period July 1-July 10, 1984 reflects performance by a manager other than FPA. A benchmark comparison is not available based on the Fund's inception date therefore a comparison using July 1, 1984 is used.

A redemption fee of 2.00% will be imposed on redemptions within 90 days. Expense ratio calculated as of the date of the most recent prospectus is 0.57%. As of March 31, 2013, the 30 day SEC yield was 2.56%.

Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. This data represents past performance and investors should understand that investment returns and principal values fluctuate, so that when you redeem, your investment may be worth more or less than its original cost. Current month-end performance data may be obtained by calling toll-free, 1-800-982-4372.

Over the past six months, the Fund returned 0.76% compared to a -0.27% total return for the Barclays U.S. Aggregate Bond Index. The table1 below shows the increase in yield for the Index, as well as the increase at various points along the Treasury yield curve that led to the meager returns.

Index	Change in Yield 9/30/2012 to 3/31/2013 +25 Basis Points[2]
2 Year Treasury	+1 Basis Point
3 Year Treasury	+4 Basis Points
5 Year Treasury	+14 Basis Points
7 Year Treasury	+16 Basis Points
10 Year Treasury	+22 Basis Points
30 Year Treasury	+28 Basis Points
Barclays U.S. Aggregate Bond Index	+25 Basis Points

1  Bloomberg.

2  Basis point is equal to 1/100th of 1%, or a unit of measure used in finance to describe the percentage change in the value or rate of a financial instrument.

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

Continued

The longer a bond's maturity, the larger the price movements if its yield changes. By concentrating our portfolio holdings in a 1-5 year maturity range we took less interest rate risk than the Index and thus were better able to protect capital over the past six months. This is further illustrated by the Fund's effective duration (a measure of interest-rate sensitivity) which started the period at 1.42 years and ended the period at 1.59 years. By contrast, the Index started the period at 4.85 years and ended the period at 5.29 years.

Several areas contributed to the Fund's outperformance for the period:

•  Single-family mortgage-backed bonds are the Fund's largest allocation. There are several reasons this area performed well: i) the concentration of 10 year and 15 year amortization mortgages that underlie our holdings; ii) the Interest Only Securities held by the Fund benefited from the rise in rates during that time period, and; iii) the holdings of bonds backed by nonperforming loans continue to perform as expected and they do not tend to be affected by the level of interest rate changes.

•  Non agency CMBS3 holdings performed well because continued demand help drive prices.

•  GNMA Project Loan Interest Only Securities performed well as the prepayment penalties received over the past six months from loan refinancing boosted the Fund's income.

•  ABS4 holdings contributed positively (specifically shipping container backed holdings and subprime automobile loan backed bonds).

•  Airline EETC5 holdings contributed due to continued economic strength in the sector and increasing demand for securities of this type.

Not everything worked well over the last six months, however. CMOs6 backed by 30-year amortization mortgages associated with corporate relocation households performed poorly. Another area with negative contribution was the higher coupon (3.5%-4%) 2-year and older 10-year amortization mortgage pools. While overall performance of single family interest-only securities was good, the holdings in the 15-year 3.5% segment underperformed.

Fund Investment Activity

The Fund made investments during the past six months totaling close to 25% of the outstanding assets. We used proceeds from bond maturities and principal amortization. As we have outlined in the past, the Fund continues to systematically generate cash enabling us to have investable proceeds that we can place in areas we see as most attractive. All targeted securities fall within our current investment focus: bonds secured by assets that are critical to an individual or entity with maturities of five years or less.

An example of this is our continued purchase of single-family mortgage-backed bonds. The underlying loans are comprised of very high credit quality, low loan-to-value 10- and 15-year amortizing loans. We've expanded this area to include CMOs with similar credit and value characteristics. One other area of focus in the CMO space is the 30-year amortization loan. Historically, high quality jumbo mortgage loans have had a rapid prepayment characteristic. We control the risk of payment extension through the structure of the CMO, which helps minimize the possibility of an average life longer than our 5-year comfort level.

3  Commercial Mortgage Backed Securities

4  Asset Backed Securities

5  Enhanced Equipment Trust Certificate

6  Collaterized Mortgage Obligations

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

Continued

Our research has indicated that certain loan servicers have a history of turning over their loan portfolios very rapidly. Through the use of the CMO structure we are able to construct a bond that is priced at less than par. Our analysis suggests there is a good possibility that the bond pays off in less than 3 years, which would increase our upside return potential.

Other purchases were made in areas of the market that we have been focusing on for quite some time, including bonds backed by shipping containers, GNMA Project Loan Interest Only Securities, and bonds backed by pools of non-performing single-family mortgage loans.

Fund Commentary

In today's low-yield environment, we continue to focus on preservation of capital before looking to earn high levels of income and capital appreciation. At the end of the quarter the Fund had a yield to worst7 (YTW) of 2.24%, an average life of 2.59 years and an effective duration of 1.59 years. All three of these metrics are within the range we have been striving for over the past several years: a 2% to 2.5% yield-to-worst, a maturity range of 1-5 years, and an effective duration of between 1 and 2 years.

Low, negative real (after inflation) interest rates across much of the interest rate curve are why we continue to have an acute focus on being positioned in such a conservative manner. We patiently wait for either interest rates to rise (so we can take on more interest rate risk) or for credit spreads to widen (so we can take on more credit risk).

Market Outlook

Not the Road to Utopia but the Road to Normalcy
With Apologies to Bing, Bob, & Dorothy8

After the financial collapse in 2008, the Federal Reserve Bank undertook multiple unconventional tactics in an attempt to reestablish liquidity in both the capital markets and the banking system. Starting in 2010, however, central bank asset purchases took on a new and distinct objective: to artificially lower interest rates across the complete maturity spectrum. This began with setting the overnight borrowing rate between zero to 0.25%. If the central bank could reduce long-term interest rates, it would initiate a "virtuous cycle" that would propel economic growth.

In a Washington Post editorial dated November 5, 2010, Chairman Ben Bernanke depicts this "virtuous cycle".

"...lower mortgage rates will make housing more affordable and allow more homeowners to refinance. Lower corporate bond rates will encourage investment. And higher stock prices will boost consumer wealth and help increase confidence, which can also spur spending. Increased spending will lead to higher incomes and profits that, in a virtuous circle, will further support economic expansion."

And so rounds of quantitative easing began. The first was a $1 trillion-plus purchase of mortgages and Treasuries, followed by a $600 billion purchase of Treasuries. Then came a swap from short-maturity to long-maturity Treasuries and now an $85 billion per month purchase of mortgage securities and Treasuries. Unlike the previous rounds, the current action is due to continue until employment or inflation targets are achieved. The

7  Yield to Worst or the lowest potential yield that can be received on a bond without the issuer actually defaulting.

8  The three Paramount stars, Bob Hope, Bing Crosby and Dorothy Lamour, collaborated in this zany film from 1946, the fourth in a series of seven "Road" movies

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

Continued

purchases have resulted in the Federal Reserve Bank of the United States owning $2.9 trillion in Treasury and mortgage securities, with the prospect of owning almost $4 trillion by the end of 2013.

Two key questions emerge from this activity:

1)  What effect has the program had in lowering the interest rate on Treasury notes and bonds?

2)  What has been the impact on mortgage rates to the consumer?

The table9 below illustrates the change in Treasury rates from the day the Bernanke editorial ran until the end of the 1st quarter of 2013.

Maturity	Nov. 4, 2010	March 31, 2013	Change
2 Year Treasury	0.33%	0.26%	-0.07%
3 Year Treasury	0.44%	0.39%	-0.05%
5 Year Treasury	1.04%	0.82%	-0.22%
7 Year Treasury	1.73%	1.32%	-0.41%
10 Year Treasury	2.49%	1.96%	-0.53%
30 Year Treasury	4.07%	3.16%	-0.91%

The next table9 shows the change in the interest rate charged to a prime borrower for a 15-year and 30-year fixed rate mortgage for the same period of time, using Mortgage Bankers Association Effective Rate information.

Maturity	Nov. 4, 2010	March 31, 2013	Change
15 Year Fixed Rate	3.92%	3.08%	-0.84%
30 Year Fixed Rate	4.49%	3.89%	-0.60%

Lastly, the table9 below shows the total return for major stock and bond indices, along with a change in housing values which give an indication of the change in wealth for investors.

Index	Nov. 4, 2010	March 31, 2013	Annualized Return
S&P 500	1225.85	1569.19	13.29%
Barclays U.S. Aggregate Bond Index	2.35% YTW	1.86% YTW	3.98%
Barclays High Yield Index	7.09% YTW	5.67% YTW	9.76%
Home Prices[10]	130.89	135.22	4.2%

9  Federal Reserve.

10  Home Prices = S&P/Case-Shiller Home Price Index Quarterly Data. The S&P/Case-Shiller Home Price Indices are the leading measures for the US residential housing market, tracking changes in the value of residential real estate both nationally as well as in 20 metropolitan regions.

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

Continued

These charts demonstrate how capital markets reacted to the asset purchases. Broadly, all asset prices have been pushed up. But has it translated into economic growth, as predicted by Chairman Bernanke? On the positive side, employment growth has improved somewhat with monthly non-farm payroll increasing from 109,000 workers, on average, the quarter before starting the purchase strategy to 168,000 for the past three months11. The unemployment rate has declined as well. The Average Hourly Earnings Total Private Employment from the Bureau of Labor Statistics has increased from $22.76 per hour to $23.82 per hour in the period, a 4.7% increase compared to a CPI increase of 6.3%. This suggests that the private sector worker has not benefited to date from the expected "virtuous cycle." Overall economic growth, as defined by year-over-year percentage growth of GDP12 has tended to decelerate, going from a 2.8% year-over-year growth rate in the third quarter 2010 to a 1.7% year-over-year growth rate the last quarter of 201213. This caused the Fed to double down on even more asset purchases to hopefully spur growth.

The Road to Normalcy

Since the financial crisis began, five years ago now, the Fed has distorted fixed income markets by keeping short term rates abnormally low. We believe that at some point things will get back to normal. Your fixed income team has been thinking through how fixed income markets might react if economic growth were to improve (i.e., QE14 succeeds), or if the Fed were to curtail its purchase plan (for whatever reason).

The table15 below details the median yield and median real yield16 across various treasury maturities and key indices for going as far back as we could find data.

Index	Start Date	Median Yield	Median Real Yield
1 Year Treasury	Jan. 1953	5.01%	1.94%
3 Year Treasury	Jan. 1953	5.40%	2.32%
5 Year Treasury	Jan. 1962	6.09%	2.52%
10 Year Treasury	Jan. 1962	6.27%	2.78%
20 Year Treasury	Jan. 1953	6.00%	2.85%
Barclays Credit Index	Jan. 1973	7.83%	4.11%
Barclays Mortgage Index	Jan. 1976	7.58%	4.40%
Barclays High Yield Index	Jan. 1987	10.26%	7.64%

11  Bureau of Labor Statistics.

12  Gross Domestic Product

13  Bureau of Economic Analysis.

14  Quantitative Easing

15  Federal Reserve.

16  Real yield considers the effect of inflation.

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

Continued

If we compare today's rates with the median yields, we can see a significant difference as shown in the table17 below.

Index	YTW March 2013	Median Yield	Difference
1 Year Treasury	0.14%	5.01%	4.87%
3 Year Treasury	0.39%	5.40%	5.01%
5 Year Treasury	0.82%	6.09%	5.27%
10 Year Treasury	1.96%	6.27%	4.31%
20 Year Treasury	2.78%	6.00%	3.22%
Barclays Credit	2.76%	7.83%	5.07%
Barclays Mortgage	2.52%	7.58%	5.06%
Barclays High Yield	5.67%	10.26%	4.59%

As this chart illustrates, the bond market has the potential for a dramatic shift in yields and price dislocation over time if it were to return to more historic median valuations. In order to get from today's environment to "normalcy," we believe the path could be very twisty and bumpy. How tumultuous it may be is beyond our skill set.

If we assume this possibility for very poor outcomes from the Treasury market, we believe the other portions of the bond market such as corporate credit and mortgages are unlikely to fare much better during the "return to normalcy". We are comfortable in saying those sectors in a macro sense will offer limited comfort to the riders down this "off road" experience to normalcy. Below17 is a look at the long-term median spread (excess yield over Treasuries) for the Credit, Mortgage and High Yield indices and their current spread as of March 31, 2013.

Index	YTW March 2013	Current Spread to Treasury	Historical Median Spread to Treasury[18]
Barclays Credit	2.76%	0.89%	1.56%
Barclays Mortgage	2.52%	1.20%	1.10%
Barclays High Yield	5.67%	4.36%	5.03%

There is some potential for compressing spreads to Treasury dampening the ride within the mortgage sector of the market given its proximity to its long-term median. On the other hand, the Credit index may offer no dampening effect as its spread is less that 60% of its long term median. While not the sole determinant of value, these relationships drive our preference for agency mortgage securities over investment grade corporate bonds. It is an open question whether the high yield market will offer a cushion. High yield credit spreads are near the long term median, yet their absolute yield-to-worst is at all-time lows.

What we have not yet discussed is the "Road to Normalcy" commencement date. This remains highly uncertain. The one key individual is the Chairman of the Federal Reserve Board, and behind him the members of the Federal Open Market Committee. The President and Congress will play important roles too. We have long

17  Federal Reserve.

18  Refers to inception of each index. Barclays Credit began in 1973, Barclays Mortgage began in 1986 and Barclays High Yield began in 1983.

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

Continued

held, in our analysis, that the timing of the start is less important than the absolute valuation levels in the bond market. We plan to layout our views of Chairman Bernanke's prescribed exit mechanisms next quarter. Continuing high valuations only reaffirm our priority on capital preservation as we patiently wait for things to unfold.

The proper vehicle for the road ahead

A reminder:

As we strive to meet our investment objectives, the Fund is constructed with the following strategies:

•  A positive absolute return in a 12-month period

•  A net return greater than the Consumer Price Index plus 100 basis points over a long-term time horizon (e.g., 5-10 years)

Given current valuations, we still do not believe we can construct a portfolio that takes on significantly more interest rate or credit risk and still reasonably expect to accomplish our first strategy highlighted above.

To best survive the Road to Normalcy and accomplish our goals, we have opted for the smoothest ride down an uncertain, rough, and rocky road, i.e., we have positioned the Fund, through maturities, interest payment and principal amortization, to return capital over time and allow for more certain reinvestments over the next five years.

As always we greatly appreciate the trust you have placed in the fixed income investment team managing FPA New Income.

Respectfully submitted,

Thomas H. Atteberry
Chief Executive Officer and Portfolio Manager

April 15, 2013

The discussion of Fund investments represents the views of the Fund's managers at the time of this report and are subject to change without notice. Portfolio composition will change due to ongoing management of the Fund. References to individual securities are for informational purposes only and should not be construed as recommendations by the Fund, Adviser or Distributor.

The Barclays U.S. Aggregate Bond Index is a broad base index and a market capitalization-weighted index and is often used to represent investment grade bonds being traded in the United States. CPI+100 is a measure of the consumer price index (CPI) plus an additional 100 basis points. The CPI, or a measure that examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care. The CPI is calculated by taking price changes for each item in the predetermined basket of goods and averaging them; the goods are weighted according to their importance. The Barclays Government/Credit Index is a broad-based unmanaged index of all government and corporate bonds that are investment grade with at least one year to maturity. The S&P 500 Index is an index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The Barclays High Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified

FPA NEW INCOME, INC.
LETTER TO SHAREHOLDERS

Continued

as high yield if the middle rating of Moody's, Fitch, and S&P is Ba1/BB+/BB+ or below, excluding emerging market debt. The Barclays Credit Index comprises the U.S. Corporate Index, which is a broad-based benchmark that measures the investment grade, fixed-rate, taxable, corporate bond market. It includes USD-denominated securities publicly issued by U.S. and non-U.S. industrial, utility, and financial issuers that meet specified maturity, liquidity, and quality requirements. and a non-corporate component that includes foreign agencies, sovereigns, supranationals and local authorities. The Barclays Mortgage Index covers agency mortgage-backed pass-through securities (both fixed-rate and hybrid ARM) issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). Introduced in 1986, the GNMA, FHLMC, and FNMA fixed-rate indices for 30- and 15-year securities were backdated to January 1976, May 1977, and November 1982, respectively.

FUND RISKS

Investments in mutual funds carry risks and investors may lose principal value. Capital markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. The Fund can purchase foreign securities, which are subject to interest rate, currency exchange rate, economic and political risks. The securities of smaller, less well-known companies can be more volatile than those of larger companies.

The return of principal in a bond fund is not guaranteed. Bond funds have the same issuer, interest rate, inflation and credit risks that are associated with underlying bonds owned by the fund. Lower rated bonds, convertible securities and other types of debt obligations involve greater risks than higher rated bonds. Mortgage securities and collateralized mortgage obligations (CMOs) are subject to prepayment risk and the risk of default on the underlying mortgages or other assets; derivatives may increase volatility. High yield securities can be volatile and subject to much higher instances of default.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

FPA NEW INCOME, INC.
PORTFOLIO SUMMARY

March 31, 2013 (Unaudited)

Bonds & Debentures		98.2%
Commercial Mortgage-Backed
Agency Stripped	10.9%
Non-Agency	6.2%
Agency	4.8%
Residential Mortgage-Backed
Agency Pool Fixed Rate	23.4%
Agency Collateralized Mortgage Obligation	22.7%
Non-Agency Collateralized Mortgage Obligation	6.9%
Agency Stripped	3.4%
Agency Pool Adjustable Rate	0.5%
Asset-Backed
Auto	3.4%
Other	5.3%
U.S. Treasuries	7.5%
Corporate	2.8%
Corporate Bank Debt	0.4%
Short-Term Investments		2.9%
Other Assets and Liabilities, net		-1.1%
Net Assets		100.0%

MAJOR PORTFOLIO CHANGES

For the Six Months Ended March 31, 2013
(Unaudited)

Principal Amount
NET PURCHASES
Non-Convertible Bonds & Debentures
Government National Mortgage Association Interest Only — 0.653% 2053 (1)	$369,320,000
Government National Mortgage Association Interest Only — 0.9839 2053 (1)	$237,476,459
Government National Mortgage Association Interest Only — 0.85146% 2053 (1)	$206,800,006
U.S. Treasury Note — 3.125% 2013 (1)	$180,000,000
NET SALES
Non-Convertible Bonds & Debentures
Government National Mortgage Association Interest Only — 0.80193% 2050	$77,285,716
Government National Mortgage Association Interest Only — 0.9237% 2049	$79,701,353
U.S. Treasury Note — 0.5% 2013 (2)	$90,000,000
U.S. Treasury Note — 0.625% 2013 (2)	$120,000,000
U.S. Treasury Note — 2.5% 2013 (2)	$200,950,000

(1) Indicates new commitment to portfolio

(2) Indicates elimination from portfolio

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS

March 31, 2013 (Unaudited)

BONDS & DEBENTURES	Principal Amount	Fair Value
COMMERCIAL MORTGAGE-BACKED SECURITIES AGENCY STRIPPED — 10.9%
Government National Mortgage Association
2002-56 — 0.04249% 2042	$290,759	$480
2006-15 — 0.20007% 2046	17,655,140	402,714
2008-45 — 0.20929% 2048	47,263,493	1,037,434
2008-8 — 0.21042% 2047	55,317,042	1,095,831
2004-43 — 0.26762% 2044	63,803,614	1,207,802
2008-24 — 0.28706% 2047	24,863,693	634,273
2008-48 — 0.29331% 2048	46,849,938	1,496,387
2005-90 — 0.30774% 2045	54,330,203	1,177,879
2004-10 — 0.31397% 2044	66,781,252	271,132
2006-30 — 0.32706% 2046	13,734,718	543,895
2006-5 — 0.34961% 2046	52,517,498	1,155,385
2010-63 — 0.36927% 2050	60,234,089	1,958,813
2006-55 — 0.39544% 2046	43,250,319	1,383,578
2008-78 — 0.4558% 2048	40,386,159	1,762,452
2005-9 — 0.46226% 2045	11,108,055	260,595
2007-4 — 0.51634% 2047	25,169,818	914,923
2004-108 — 0.53737% 2044	26,866,466	754,410
2006-67 — 0.58247% 2046	45,264,170	1,274,186
2011-10 — 0.58963% 2045	104,221,929	4,299,155
2007-77 — 0.62141% 2047	84,019,994	2,707,124
2005-50 — 0.62245% 2045	20,171,148	498,832
2013-35 — 0.653% 2053	369,320,000	23,659,562
2007-55 — 0.68287% 2047	82,704,667	3,381,794
2007-34 — 0.72578% 2047	39,352,310	1,717,728
2013-7 — 0.74303% 2053	134,008,012	10,547,610
2010-161 IA — 0.76283% 2050	276,625,966	11,966,839
2007-15 — 0.76848% 2047	100,851,451	4,254,923
2010-18 — 0.80193% 2050	108,407,802	3,897,260
2010-49 — 0.80331% 2050	102,111,820	4,052,818
2008-92 — 0.83036% 2048	88,933,982	3,999,361
2012-125 — 0.85146% 2053	206,800,006	15,948,251
2010-123 — 0.85567% 2050	70,927,131	3,821,554
2012-112 — 0.8626% 2053	481,075,509	36,048,142
2009-86 — 0.87312% 2049	101,534,764	3,971,025
2012-100 — 0.88787% 2053	158,317,237	12,130,947
2013-1 — 0.90769% 2054	142,230,839	12,801,174
2009-105 — 0.91897% 2049	82,192,470	4,012,636
2009-119 — 0.9237% 2049	238,688,703	9,915,129

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2013 (Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
2012-131 — 0.92416% 2053	$114,520,261	$10,023,581
2013-13 — 0.94555% 2047	109,389,373	8,306,832
2012-150 — 0.95121% 2052	101,662,595	8,621,080
2011-6 — 0.95657% 2052	223,547,843	11,322,698
2009-4 — 0.96712% 2049	64,895,295	2,735,986
2013-30 — 0.9839% 2053	237,476,459	19,624,200
2012-114 — 1.02719% 2053	173,677,583	17,128,761
2012-9 — 1.02887% 2052	177,995,352	19,440,652
2012-58 — 1.03049% 2055	237,919,867	20,370,699
2009-60 — 1.04108% 2049	119,743,608	5,564,485
2012-95 — 1.04848% 2053	148,124,145	13,198,143
2012-79 — 1.0507% 2053	149,079,735	12,360,201
2011-165 — 1.06066% 2051	255,314,580	15,198,877
2012-85 — 1.06417% 2052	36,038,800	3,142,583
2013-30 — 1.06835% 2053	125,017,115	11,244,464
2012-35 — 1.07159% 2052	157,031,399	12,400,864
2010-28 — 1.07559% 2050	143,213,386	7,126,298
2011-64 IX — 1.07617% 2044	116,535,095	7,089,995
2009-30 — 1.07769% 2049	20,718,340	1,223,625
2013-45 — 1.0789% 2040	129,428,000	9,565,538
2012-25 — 1.09585% 2052	123,153,894	9,654,526
2011-143 — 1.11148% 2053	99,398,133	14,605,562
2011-49 — 1.13796% 2045	86,647,849	5,289,851
2009-49 — 1.15918% 2049	88,322,595	3,992,181
2011-120 — 1.16548% 2043	123,752,634	15,417,103
2011-78 IX — 1.24404% 2046	183,533,037	12,814,277
2011-149 — 1.2469% 2046	150,753,759	12,321,105
2011-16 — 1.26638% 2046	148,412,123	9,269,821
2009-71 — 1.27503% 2049	98,581,920	4,752,634
2010-148 IX — 1.27693% 2052	77,907,868	4,922,219
2011-164 — 1.35609% 2046	189,232,406	14,341,924
2011-92 IX — 1.38408% 2044	39,005,263	3,088,437
2012-4 — 1.61064% 2052	298,281,551	25,293,053
TOTAL AGENCY STRIPPED		$542,416,288

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2013 (Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
NON-AGENCY — 6.2%
Banc of America Large Loan 2010-HLTN — 2.503% 2015†	$15,735,076	$15,771,581
GS Mortgage Securities Corporation II
2007-EOP A2 — 1.26008% 2020†	20,755,000	20,817,472
2007-EOP A3 — 1.45627% 2020†	17,696,000	17,745,903
JP Morgan Clearing Corporation 2011-FL1 MH — 4.493% 2028†	20,000,000	19,921,000
Lehman Brothers Floating Rate Commercial 2007-LLFA F — 1.2032% 2022†	12,924,000	12,213,180
LSTAR Commercial Mortgage Trust 2011-1 A — 3.9129% 2043†	7,079,427	7,596,792
Morgan Stanley Capital I Trust 2007-XLF9 — 1.059% 2020†	15,570,000	14,888,813
Motel 6 Trust
2012-MTL6 D — 3.7812% 2025†	37,033,000	37,455,191
2012-MTL6 E — 4.2743% 2025†	10,061,000	9,943,624
RREF 2012 LT1 LLC 2013-LT2 CL A — 2.8331% 2028†	25,377,000	25,377,000
Riverview HECM Trust 2007-1 CL A — 0.66% 2047†	39,924,106	35,567,987
Wachovia Bank Commercial Mortgage Trust
2006-WL7A CL A2 — 0.3232% 2021†	29,181,042	28,962,476
2006-WL7A CL BH1 — 0.8032% 2021†	15,592,341	15,266,929
2006-WL7A CL BH2 — 0.9032% 2021†	23,686,479	22,590,979
Washington Mutual Commercial Mortgage Series Trust 2007-SL2 CL A — 5.31369% 2049†	20,770,088	20,943,726
TOTAL NON-AGENCY		$305,062,653
AGENCY — 4.8%
Government National Mortgage Association
2012-22 CL AB — 1.6661% 2026	$7,642,263	$7,743,139
2011-49 CL AB — 2.8% 2034	34,303,342	35,168,815
2011-120 CL A — 3.94445% 2033	46,671,400	48,709,073
2011-143 CL AB — 3.9739% 2033	46,122,838	48,133,794
2007-15 CL B — 4.425% 2032	16,855,391	16,866,010
2007-34 CL B — 4.579% 2031	33,324,081	34,032,428
2006-67 CL B — 4.858% 2034	29,086,917	29,307,739
2007-69 CL B — 4.959% 2030	1,187,323	1,188,629
2006-8 CL C — 5.313% 2036	15,287,147	15,515,843
2008-59 CL B — 5.553% 2026	62,089	62,029
TOTAL AGENCY		$236,727,499

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2013 (Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES AGENCY POOL FIXED RATE MORTGAGES — 23.4%
Federal Home Loan Mortgage Corporation
J20415 — 2.5% 2022	$18,399,839	$19,214,895
E04134 — 2.5% 2027	13,663,569	14,174,886
G14627 — 2.5% 2027	33,090,280	34,287,218
J20834 — 2.5% 2027	39,709,591	41,158,372
E04179 — 2.5% 2028	26,255,791	27,213,718
J21833 — 2.5% 2028	8,351,853	8,667,005
J22348 — 2.5% 2028	16,836,878	17,445,900
G14462 — 3% 2022	18,588,747	19,486,234
J18815 — 3% 2022	26,041,055	27,404,140
J19188 — 3% 2022	21,220,579	22,331,343
J19459 — 3% 2022	21,161,317	22,268,979
J12954 — 3.5% 2020	4,851,617	5,182,934
J13919 — 3.5% 2020	29,485,487	31,107,189
E97666 — 4% 2018	8,358,374	8,958,171
G14025 — 4% 2025	29,482,502	31,869,995
J11410 — 4% 2025	10,197,914	10,808,157
J12397 — 4% 2025	14,426,631	15,299,586
J11204 — 4.5% 2019	7,484,434	7,977,583
E01322 — 5% 2018	7,455,004	8,012,191
G13091 — 5% 2018	3,653,492	3,999,039
E01642 — 5% 2019	5,043,764	5,520,803
G13812 — 5% 2020	11,930,254	13,058,617
G14187 — 5.5% 2020	19,187,666	20,606,786
G12139 — 6.5% 2019	1,814,223	2,024,927
A26942 — 6.5% 2034	640,992	717,084
G08107 — 6.5% 2036	2,801,607	3,136,987
P50543 — 6.5% 2037	259,995	291,473
Federal National Mortgage Association
AB7141 — 2.5% 2027	60,825,073	63,167,787
AP2309 — 2.5% 2027	8,679,082	9,016,074
AP3431 — 2.5% 2027	7,370,866	7,657,063
AR0701 — 2.5% 2027	23,495,271	24,392,863
AB7904 — 2.5% 2028	16,461,368	17,100,532
AR3368 — 2.5% 2028	16,510,781	17,141,544
890429 — 3% 2022	49,004,238	51,911,949
AP4062 — 3% 2022	33,135,776	35,184,757
AK4846 — 3% 2027	12,344,676	13,003,862
AP7517 — 3% 2027	30,348,855	32,083,243

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2013 (Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
AP7539 — 3% 2027	$35,526,590	$37,468,061
MA0629 — 3.5% 2021	58,476,541	61,994,267
MA0905 — 3.5% 2021	17,227,895	18,291,178
MA0989 — 3.5% 2022	47,820,026	51,429,482
MA1019 — 3.5% 2022	49,937,700	53,019,790
932433 — 4% 2020	1,059,572	1,145,376
AA4552 — 4% 2024	919,137	989,883
AH4841 — 4% 2026	26,244,525	28,504,179
AA0905 — 4.5% 2021	4,108,602	4,436,879
995756 — 5% 2018	12,327,024	13,354,851
735453 — 5% 2019	6,446,007	7,007,261
AE0126 — 5% 2020	16,636,536	18,066,280
890083 — 5% 2021	6,871,026	7,447,849
890122 — 5% 2021	5,913,733	6,435,383
995861 — 5% 2021	13,619,404	14,758,940
AE0792 — 5% 2026	12,577,879	13,676,682
257100 — 5.5% 2018	1,283,883	1,410,975
745500 — 5.5% 2018	9,364,836	10,068,791
995327 — 5.5% 2019	2,993,042	3,225,751
735521 — 5.5% 2020	5,564,975	5,995,815
889318 — 5.5% 2020	11,162,627	12,115,357
995284 — 5.5% 2020	11,695,554	12,563,130
889069 — 5.5% 2021	10,537,683	11,346,556
AE0237 — 5.5% 2023	13,013,837	14,008,094
745832 — 6% 2021	22,614,586	24,076,393
AD0951 — 6% 2021	12,424,304	13,233,499
890225 — 6% 2023	12,533,248	13,343,397
923306 — 6.5% 2037	93,302	103,390
323282 — 7.5% 2028	401,899	468,228
Government National Mortgage Association
782281 — 6% 2023	4,830,926	5,309,622
TOTAL AGENCY POOL FIXED RATE MORTGAGES		$1,158,179,225
AGENCY COLLATERALIZED MORTGAGE OBLIGATION — 22.7%
Federal Home Loan Bank
I7-2014 1 — 5.34% 2014	$18,476,899	$19,158,881
00-0986 — 5.739% 2014	14,128,052	14,871,470
Federal Home Loan Mortgage Corporation
4097 CL PB — 1.75% 2040	23,697,090	24,068,807
4151 CL YU — 2% 2043	25,813,000	25,475,351
4125 CL NA — 2.5% 2042	27,265,795	27,116,763

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2013 (Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
4141 CL CK — 2.5% 2042	$3,363,694	$3,349,458
4144 CL BY — 2.5% 2042	24,916,922	24,901,401
4153 CL KP — 2.5% 2043	23,132,650	22,968,975
3829 CL CD — 3% 2024	5,104,450	5,226,548
3806 CL AB — 4% 2023	9,260,200	9,452,627
2869 CL JA — 4% 2034	3,127,201	3,145,651
3877 CL EL — 4% 2038	32,410,423	32,737,749
4088 CL LE — 4% 2040	19,719,736	20,574,815
2877 CL WA — 4.25% 2034	5,599,062	5,727,001
3578 CL AM — 4.5% 2016	4,598,070	4,823,375
2914 CL JQ — 4.5% 2019	2,612,272	2,655,479
3439 CL AC — 4.5% 2022	5,961,331	6,080,438
3939 CL D — 4.5% 2041	6,845,481	7,303,191
2509 CL CB — 5% 2017	4,140,671	4,330,479
2602 CL ET — 5% 2017	1,474,635	1,491,343
2747 CL DX — 5% 2019	7,449,221	8,046,872
3852 CL HA — 5% 2021	13,403,788	14,458,666
3285 CL LC — 5% 2025	3,610,005	3,655,094
2494 CL CF — 5.5% 2017	4,655,985	4,978,179
2503 CL B — 5.5% 2017	4,436,946	4,687,101
3808 CL BQ — 5.5% 2025	15,474,535	16,523,554
3806 CL JB — 5.5% 2026	6,679,961	7,344,951
3855 CL HQ — 5.5% 2026	8,011,037	8,626,365
2922 CL Z — 5.5% 2032	447,706	450,365
2670 CL QG — 5.5% 2032	6,294,662	6,370,576
3133 CL BD — 5.75% 2033	10,284	10,285
3926 CL GP — 6% 2025	7,814,200	8,308,526
3614 CL DY — 6% 2032	13,853,807	15,619,059
Federal National Mortgage Association
2013-6 CL TA — 1.5% 2043	60,909,676	60,854,784
2013-30 CL CA — 1.5% 2043	30,726,479	30,419,214
2013-30 CL JA — 1.5% 2043	19,943,968	19,619,879
2011-110 BH — 3% 2041	4,268,021	4,372,803
2011-125 GD — 3.5% 2025	8,192,226	8,226,551
2012-8 CL LE — 3.5% 2042	42,005,866	44,969,435
2012-26 CL ME — 3.5% 2042	56,555,000	60,648,191
2012-41 CL LB — 3.5% 2042	54,300,000	58,115,813
2012-48 CL MB — 3.5% 2042	54,088,450	57,987,822
2012-73 CL JB — 3.5% 2042	46,289,425	49,546,372
2012-117 CL AD — 3.5% 2042	66,394,414	70,956,573
2009-68 CL KA — 3.75% 2022	1,130,289	1,141,355

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2013 (Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
2011-67 CL EA — 4% 2021	$28,841,127	$30,905,863
2011-89 CL H — 4% 2038	21,852,434	22,025,787
2011-27 CL JQ — 4% 2039	22,417,357	22,959,288
2012-95 CL AB — 4% 2040	15,042,482	15,494,441
2012-78 CL PA — 4% 2041	21,980,909	23,193,816
2012-97 CL MA 4% 2041	16,772,537	17,471,553
2012-81 CL Q — 4% 2042	13,699,711	14,592,858
2009-70 CL NU — 4.25% 2019	10,297,110	10,817,423
2004-90 CL GA — 4.35% 2034	5,044,894	5,167,334
2012-67 CL PB — 4.5% 2027	16,029,568	16,631,639
2012-40 CL GC — 4.5% 2040	10,865,811	11,333,868
2011-148 CL PB — 4.5% 2041	13,772,633	14,696,437
2012-102 CL PA — 4.5% 2041	23,868,498	25,186,378
2003-24 CL PD — 5% 2018	4,864,956	5,177,821
2008-77 CL DA — 5% 2023	5,149,129	5,394,588
2010-39 CL PL — 5% 2032	7,237,542	7,543,907
2004-60 CL LB — 5% 2034	12,206,101	13,511,421
2003-W17 CL 1A5 — 5.35% 2033	5,149,622	5,296,798
2011-19 CL WB — 5.5% 2018	10,982,969	11,853,918
2009-116 CL PA — 5.5% 2024	6,866,514	7,211,419
2006-21 CL CA — 5.5% 2029	894,549	899,791
2003-28 CL PG — 5.5% 2032	1,045,509	1,052,075
2002-9 CL PC — 6% 2017	4,446,642	4,739,409
TOTAL AGENCY COLLATERALIZED MORTGAGE OBLIGATION		$1,124,556,019
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATION — 6.9%
Bayview Opportunity Master Fund Trust 2012-4NPL CL A — 3.4747% 2032†	$6,465,185	$6,638,711
Citicorp Mortgage Securities Inc. 2005-5 CL 2A3 — 5% 2020	393,061	398,289
JP Morgan Mortgage Trust 2013-1 CL 2A2 — 2.5% 2043†	46,671,000	47,454,144
Sequoia Mortgage Trust
2012-1 1A1 — 2.865% 2042	12,412,070	12,746,807
2013-2 A1 — 1.858% 2043	48,639,645	48,470,379
Stanwich Mortgage Loan Trust Series
2009-2A — 3.1339% 2049†,*	278,941	124,742
2010-1A —15.01% 2047†,*	1,376,306	696,136
2010-2A — 7.8342% 2057†,*	5,635,911	2,841,626
2010-3A — 4.7198% 2038†,*	3,266,803	1,634,382
2010-4A — 4.455% 2049†,*	4,209,379	1,967,043
2011-1 A —14.6624% 2039†,*	7,033,455	3,709,648

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2013 (Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
2011-2 A — 4.6231% 2050†,*	$5,132,519	$2,746,945
2012-NPL3 CL A — 4.2126% 2042†	814,319	814,652
2012-NPL4 CL A — 2.9814% 2042†	25,465,797	25,517,798
2012-NPL5 CL A — 2.9814% 2042†	52,927,989	53,063,045
2013-NPL1 CL A — 2.9814% 2043†	43,715,225	43,989,284
Vericrest Opportunity Loan Transferee
2012-NL2A A1 — 2.4871% 2052†	17,394,067	17,534,959
2012-NL3A A — 2.7344% 2060†	29,424,957	29,717,447
2013-1A A — 3.1049% 2050†	11,000,575	11,000,575
VRPL
2012-RP2A CL AI 4.7037% 2017†	8,659,215	8,861,875
2012-RP3A CL AI 3.4747% 2017†	14,380,926	14,440,719
Wells Fargo Mortgage-Backed Securities Trust 2006-5 2A1 — 5.25% 2021	9,127,733	9,248,676
TOTAL NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATION		$343,617,882
AGENCY STRIPPED — 3.4%
PRINCIPAL ONLY SECURITIES
Federal Home Loan Mortgage Corporation 217 — 0% 2032	$679,688	$631,313
INTEREST ONLY SECURITIES
Federal Home Loan Mortgage Corporation
3714 TI — 2.25% 2015	59,482,218	2,196,500
3935 LI — 3% 2021	9,296,330	761,562
3948 AI — 3% 2021	10,849,629	518,070
3956 KI — 3% 2021	24,784,148	2,212,927
3968 AI — 3% 2021	9,217,945	710,560
3992 OI — 3% 2022	7,557,299	691,352
3994 EI — 3% 2022	16,063,405	1,483,134
3998 KI — 3% 2026	26,076,295	2,164,385
3994 AI — 3% 2027	17,226,103	1,581,751
4100 EI — 3% 2027	118,946,099	15,170,160
3706 AI — 3.5% 2020	15,525,331	870,381
3722 AI — 3.5% 2020	16,907,392	1,434,944
3735 AI — 3.5% 2020	8,334,068	738,628
3753 CI — 3.5% 2020	3,739,934	351,297
3755 AI — 3.5% 2020	15,375,977	1,362,253
3760 KI — 3.5% 2020	13,247,306	1,198,056
3874 DI — 3.5% 2020	15,226,306	1,006,374
3893 DI — 3.5% 2020	10,942,569	745,700

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2013 (Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
3784 BI — 3.5% 2021	$10,177,942	$955,386
3874 BI — 3.5% 2021	8,564,457	803,072
3893 BI — 3.5% 2021	7,080,999	634,898
3909 KI — 3.5% 2021	6,744,201	595,703
3938 IO — 3.5% 2021	41,481,990	4,007,007
3778 GI — 3.5% 2024	8,162,392	576,050
3854 GI — 3.5% 2024	7,135,503	322,737
3763 NI — 3.5% 2025	6,447,250	463,186
3852 YI — 3.5% 2025	21,789,476	1,397,486
3904 QI — 3.5% 2025	7,414,540	490,550
3909 UI — 3.5% 2025	12,311,949	704,812
3904 NI — 3.5% 2026	14,405,690	1,416,357
3930 AI — 3.5% 2026	17,001,884	2,390,943
4018 AI — 3.5% 2027	30,731,981	4,113,082
3684 CI — 4.5% 2024	40,046,472	4,035,855
3917 AI — 4.5% 2026	52,009,006	6,831,102
2558 CL JW — 5.5% 2022	334,723	3,068
217 — 6.5% 2032	679,688	128,238
Federal National Mortgage Association
2011-88 BI — 3% 2020	6,587,554	383,937
2011-113 GI — 3% 2021	11,529,789	859,203
2011-129 AI — 3% 2021	15,337,547	1,221,470
2011-141 EI — 3% 2021	25,472,392	1,923,402
2011-149 KI — 3% 2021	22,315,632	1,656,072
2012-8 TI — 3% 2021	11,995,735	877,421
2012-8 UI — 3% 2021	36,462,692	2,755,311
2011-137 AI — 3% 2022	20,071,643	1,559,360
2011-138 IG — 3% 2022	22,997,738	1,940,607
2011-145 — 3% 2022	30,392,284	2,423,274
2012-23 IA — 3% 2022	13,804,948	1,142,921
2012-32 AI — 3% 2022	22,071,849	1,911,550
2012-53 CI — 3% 2022	33,859,787	2,939,023
2012-78 AI — 3% 2022	18,999,487	1,433,701
2012-147 CL AI — 3% 2027	42,226,649	4,752,073
2012-145 CL DI — 3% 2028	23,264,252	2,553,142
2012-149 CL CI — 3.0% 2028	62,577,460	6,664,255
2010-124 AI — 3.5% 2020	10,804,730	812,890
2010-128 LI — 3.5% 2020	20,475,974	1,604,761
2010-145 BI — 3.5% 2020	9,903,930	898,365
2011-75 BI — 3.5% 2020	11,522,472	889,981
2011-78 IA — 3.5% 2020	29,026,878	2,198,902
2010-104 CI — 3.5% 2021	24,196,621	2,313,521

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2013 (Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
2011-61 BI — 3.5% 2021	$8,223,226	$788,542
2011-66 QI — 3.5% 2021	14,769,689	1,318,796
2011-104 DI — 3.5% 2021	41,632,439	3,882,645
2011-110 AI — 3.5% 2021	17,653,960	1,587,448
2011-118 IC — 3.5% 2021	45,366,173	4,495,561
2011-125 DI — 3.5% 2021	31,120,448	3,222,245
2011-143 MI — 3.5% 2022	13,728,195	1,201,855
2012-2 MI — 3.5% 2022	19,366,992	1,966,131
2010-135 DI — 3.5% 2024	15,710,405	978,413
2010-137 BI — 3.5% 2024	7,933,531	386,785
2011-22 IC — 3.5% 2025	12,299,683	1,513,819
2011-66 BI — 3.5% 2025	3,973,843	188,334
2011-67 CI — 3.5% 2025	6,851,898	547,125
2011-75 AI — 3.5% 2025	28,927,025	1,708,850
2011-80 KI — 3.5% 2025	14,678,791	1,114,239
2011-101 EI — 3.5% 2026	28,940,992	3,537,758
2011-101 IC — 3.5% 2026	76,495,120	7,876,488
2011-101 IE — 3.5% 2026	25,921,064	2,635,428
2011-104 IM — 3.5% 2026	21,854,723	2,222,350
2010-89 LI — 4% 2020	17,067,537	1,553,093
2010-104 CI — 4% 2020	7,530,550	693,051
2011-69 TI — 4% 2020	11,196,493	887,844
2011-67 EI — 4% 2021	18,804,804	1,711,301
2012-148 CL AI — 4% 2028	37,539,454	4,499,152
2010-110 IH — 4.5% 2018	20,526,508	1,805,514
2009-70 IN — 4.5% 2019	30,834,363	2,280,932
2008-15 JI — 4.5% 2022	7,981,700	387,203
2010-30 — 5% 2018	11,530,985	883,547
2010-114 CI — 5% 2018	28,157,147	2,436,266
2003-64 XI — 5% 2033	1,955,039	335,851
TOTAL AGENCY STRIPPED		$170,060,587
AGENCY POOL ADJUSTABLE RATE MORTGAGES — 0.5%
Federal Home Loan Mortgage Corporation
848215 — 2.358% 2038	$3,999,724	$4,242,267
782629 — 2.41% 2035	1,151,504	1,223,784
847526 — 2.46% 2034	6,832,953	7,251,950
Federal National Mortgage Association
AD0705 — 2.339% 2040	6,893,317	7,312,637
865963 — 2.52% 2036	3,638,881	3,867,585
TOTAL AGENCY POOL ADJUSTABLE RATE MORTGAGES		$23,898,223

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2013 (Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
ASSET-BACKED SECURITIES
AUTO — 3.4%
AmeriCredit Automobile Receivables Trust
2013-1 A2 — 0.63% 2016	$36,000,000	$36,006,340
2011-2 C — 3.19% 2016	8,580,000	8,892,484
2010-3 D — 4.98% 2018	13,735,000	14,685,187
2010-1 C — 5.19% 2015	2,765,000	2,845,738
2010-2 D — 6.24% 2016	6,990,000	7,402,620
Credit Acceptance Auto Loan Trust 2012-1A B — 3.12% 2020†	4,500,000	4,623,728
DT Auto Owner Trust 2012-2A B — 1.85% 2017†	7,352,000	7,412,469
Prestige Auto Receivables Trust 2009-1A B — 10% 2017†	2,764,367	2,788,638
Santander Drive Auto Receivables Trust
2013-1 A2 — 0.48% 2016	15,401,000	15,397,005
2012-6 A2 — 0.83% 2015	54,142,000	54,134,669
2011-3 A2 — 1.11% 2014	3,789,296	3,791,494
2012-1 A2 — 1.25% 2015	4,295,307	4,310,426
2011-4 A2 — 1.37% 2015	7,984,188	8,004,148
TOTAL ASSET-BACKED SECURITIES-AUTO		$170,294,946
ASSET-BACKED SECURITIES-OTHER — 5.3%
Beacon Container Finance LLC 2012-1A A — 3.72% 2022†	$10,109,276	$10,413,090
CLI FundingLLC
2006-1A CL A — 0.3832% 2021†	24,757,389	24,194,158
2012-1A — 4.21% 2022†	46,441,059	48,658,155
2011-2A CL A — 4.94% 2026†	8,225,489	8,637,665
Cronos Containers Program
2012-2A A — 3.81% 2027†	32,229,700	33,524,290
2011-1A A1 — 4.94% 2021†	2,207,400	2,320,772
HFG HEALTHCO-4 LLC 2011-1A A — 2.4537% 2017†	16,552,000	16,867,796
National Collegiate Student Loan Trust 2006-3 A2 — 0.3117% 2026	11,666,369	11,661,702
PFS Financing Corporation
2012-AA B — 1.9032% 2016†	4,720,000	4,726,980
2011-BA B — 2.4532% 2016†	4,000,000	4,015,100
Global SC Finance SRL 2012-1A CL A — 4.11% 2017†	14,269,736	14,956,538
Store Master Funding LLC 2012-1A CLA — 5.77% 2042†	17,105,106	18,045,032
TAL Advantage LLC
2006-1A — 0.3932% 2021†	14,183,335	13,831,588
2011-1A A — 4.6% 2026†	3,423,950	3,596,038
Textainer Marine Containers Ltd
2005-1A A — 0.456% 2020†	1,483,588	1,467,892
2012-1A A — 4.21% 2027†	5,476,428	5,709,303

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2013 (Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Triton Container Finance LLC 2006-1A — 0.37% 2021†	$4,129,400	$4,038,636
Unison Ground Lease Fund
— 5.78% 2020†	8,635,000	8,635,000
— 6.27% 2043†	3,768,000	3,768,000
— 9.522% 2040†	19,600,000	25,231,158
TOTAL ASSET-BACKED SECURITIES		$264,298,893
U.S. TREASURY SECURITIES — 7.5%
U.S Treasury Notes
— 0.375% 2013	$50,000,000	$50,044,920
— 1% 2013	49,000,000	49,128,723
— 3.125% 2013	180,000,000	182,223,630
— 3.125% 2013	50,000,000	50,742,920
— 3.375% 2013	41,000,000	41,446,437
TOTAL U.S. TREASURY SECURITIES		$373,586,630
CORPORATE BONDS & DEBENTURES — 2.8%
Continental Airlines Company
— 1997-1 1A 7.461% 2015	$1,381,755	$1,409,390
— 8.388% 2020	10,481,411	11,110,296
Delta Airlines
— 2012-1A 4.75% 2020	3,642,000	3,933,360
— 2012-1B 6.875% 2019	2,321,000	2,448,655
— N671US 7.5% 2020†	20,082,169	20,082,169
HD Supply Inc. — 8.125% 2019	8,361,000	9,447,930
Lease Air Trust 2012 A1 — 6.75% 2016†	49,672,223	49,672,223
Northwest Airlines
— 2000-1 G — 7.15% 2021	19,464,999	20,504,430
— 1999-2 B — 7.95% 2016	5,456,966	5,675,245
— 1999-2 C — 8.304% 2019	8,048,522	7,646,096
Qwest Corporation — 3.5301% 2013	7,139,000	7,155,466
TOTAL CORPORATE BONDS & DEBENTURES		$139,085,260
CORPORATE BANK DEBT — 0.4%
Kar Auction Services Term Loan BL095302 — 1.025% 2017†	$4,271,000	$4,327,804
Nielsen Finance LLC Term Loan LN 284932 — 2.95% 2016†	16,380,000	16,490,893
TOTAL CORPORATE BANK DEBT		$20,818,697
TOTAL INVESTMENT SECURITIES — 98.2% (Cost $4,881,125,417)		$4,872,602,802

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2013 (Unaudited)

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
SHORT-TERM INVESTMENTS — 2.9% (Cost $144,230,980)
Federal Home Loan Bank Discount Note — 0.065% 04/19/13	$50,000,000	$49,998,375
Exxon Mobil Corporation — 0.04% 04/10/13	45,000,000	44,999,550
State Street Bank Repurchase Agreement — 0.01% 04/01/13 (Dated 3/28/2013, repurchase price of $9,000,010, collateralized by $9,820,000 principal amount U.S. Treasury Notes — 2.75% 2042, fair value $9,181,699)	9,000,000	9,000,010
State Street Bank Repurchase Agreement — 0.01% 04/01/13 (Dated 3/28/2013, repurchase price of $16,393,018, collateralized by $15,890,000 principal amount U.S. Treasury Notes — 2.125% 2016, fair value $16,724,225)	16,393,000	16,393,018
State Street Bank Repurchase Agreement — 0.01% 04/01/13 (Dated 3/28/2013, repurchase price of $23,840,027, collateralized by $23,415,000 principal amount U.S. Treasury Notes — 1.5% 2016, fair value $24,318,936)	23,840,000	23,840,027
TOTAL SHORT-TERM INVESTMENTS		$144,230,980
TOTAL INVESTMENTS — 101.1% (Cost $5,025,356,397)		$5,016,833,782
Other assets and liabilities, net — (1.1)%		(56,065,070)
NET ASSETS — 100.0%		$4,960,768,712

*  These securities have been valued in good faith under policies adopted by authority of the Board of Directors in accordance with the Fund's fair value procedures. These securities constitued 0.3% of total net assets at March 31, 2013.

†  Restricted securities. These restricted securities constituted 18.9% of total net assets at March 31, 2013, most of which are considered liquid by the Adviser. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under policies adopted by authority of the Fund's Board of Directors.

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
Banc of America Large Loan 2010-HLTN	11/15/12	$15,720,325	$15,771,581	0.3%
GS Mortgage Securities Corporation II 2007-EOP A2	8/1/2011, 9/22/11, 10/3/11, 11/2/11, 12/6/11, 12/7/11	20,468,254	20,817,473	0.4%

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2013 (Unaudited)

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
GS Mortgage Securities Corporation II 2007-EOP A3	10/21/11, 12/5/11, 1/13/12	$17,411,058	$17,745,903	0.4%
JP Morgan Clearing Corporation 2011-FL1 MH	12/14/11	19,300,000	19,921,000	0.4%
Lehman Brothers Floating Rate Commercial 2007-LLFA F	2/8/13	12,213,180	12,213,180	0.2%
LSTAR Commercial Mortgage Trust 2001-1 A	6/23/11	7,081,531	7,596,792	0.2%
Morgan Stanley Capital I Trust 2007-XLF9	10/12/12	14,504,428	14,888,813	0.3%
Motel 6 Trust 2012-MTL6 D	11/2/12, 3/12/13, 3/14/13	37,118,870	37,455,191	0.8%
Motel 6 Trust 2012-MTL6 E	11/2/12	10,060,970	9,943,624	0.2%
RREF 2012 LT1 LLC 2013-LT2 CL A	3/20/13	25,376,980	25,377,000	0.5%
Riverview HECM Trust 2007-1 CL A	1/9/13	36,330,936	35,567,987	0.7%
Wachovia Bank Commercial Mortgage Trust 2006-WL7A CL A2	4/26/2012, 4/27/12, 5/2/12, 5/16/12, 6/6/12, 8/6/12	27,502,165	28,962,476	0.6%
Wachovia Bank Commercial Mortgage Trust 2006-WL7A CL BH1	2/6/13	15,270,748	15,266,929	0.3%
Wachovia Bank Commercial Mortgage Trust 2006-WL7A CL BH2	3/15/13	22,590,979	22,590,979	0.5%
Washington Mutual Commercial Mortgage Series Trust 2007-SL2 CL A	5/22/09, 9/22/11, 2/29/12	11,821,851	20,943,726	0.4%
Bayview Opportunity Master Fund Trust 2012-4NPL CL A	9/7/12	6,465,184	6,638,711	0.1%
JP Morgan Mortgage Trust 2013-1 CL 2A2	3/25/13	47,449,458	47,454,144	1.0%
Stanwich Mortgage Loan Trust Series 2009-2A	9/22/11	121,813	124,742	0.0%
Stanwich Mortgage Loan Trust Series 2010-1A	4/22/2010, 9/22/11	630,770	696,136	0.0%
Stanwich Mortgage Loan Trust Series 2010-2A	5/21/2010, 9/22/11	2,903,006	2,841,626	0.1%
Stanwich Mortgage Loan Trust Series 2010-3A	6/2/2010, 9/22/11	1,405,562	1,634,382	0.0%
Stanwich Mortgage Loan Trust Series 2010-4A	8/4/2010, 9/22/11	1,959,995	1,967,043	0.0%
Stanwich Mortgage Loan Trust Series 2011-1 A	5/10/2011, 9/22/11	3,315,192	3,709,648	0.1%

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2013 (Unaudited)

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
Stanwich Mortgage Loan Trust Series 2011-2 A	6/10/2011, 9/22/11	$2,198,732	$2,746,945	0.1%
Stanwich Mortgage Loan Trust Series 2012-NPL3 CL A	5/23/12	814,318	814,652	0.0%
Stanwich Mortgage Loan Trust Series 2012-NPL4 CL A	9/24/12	25,465,797	25,517,798	0.5%
Stanwich Mortgage Loan Trust Series 2012-NPL5 CL A	11/5/12, 11/20/12, 3/12/13	52,976,192	53,063,045	1.1%
Stanwich Mortgage Loan Trust Series 2013-NPL1 CL A	2/15/13	43,715,225	43,989,284	0.9%
Vericrest Opportunity Loan Transferee 2012-NL2A A1	9/14/12, 10/16/12	17,404,743	17,534,959	0.4%
Vericrest Opportunity Loan Transferee 2012-NL3A A	11/15/12, 2/12/13	29,434,564	29,717,447	0.6%
Vericrest Opportunity Loan Transferee 2013-1A A	1/18/13	11,000,576	11,000,575	0.2%
VRPL 2012-RP2A CL AI	6/21/12	8,659,214	8,861,875	0.2%
VRPL 2012-RP3A CL AI	11/16/12	14,380,897	14,440,719	0.3%
Credit Acceptance Auto Loan Trust 2012-1A B	3/22/12	4,499,265	4,623,728	0.1%
DT Auto Owner Trust 2012-2A B	7/17/12	7,351,623	7,412,469	0.1%
Prestige Auto Receivables Trust 2009-1A B	8/16/11, 9/22/11	2,965,827	2,788,638	0.1%
Beacon Container Finance LLC 2012-1A A	9/25/12	10,108,825	10,413,090	0.2%
CLI FundingLLC 2006-1A CL A 6/28/2012, 6/29/12, 7/2/16, 7/16/12,	7/30/12, 8/3/12	23,845,516	24,194,158	0.5%
CLI FundingLLC 2012-1A	6/14/12	46,435,305	48,658,155	1.0%
CLI FundingLLC 2011-2A CL A	1/9/13	8,543,597	8,637,665	0.2%
Cronos Containers Program 2012-2A A	9/20/12, 11/1/12	32,498,080	33,524,290	0.7%
Cronos Containers Program 2011-1A A1	1/9/13	2,290,867	2,320,772	0.0%
HFG HEALTHCO-4 LLC 2011-1A A	5/26/2011, 9/22/11	16,577,140	16,867,796	0.3%
PFS Financing Corpation 2012-AA B	2/1/12	4,720,000	4,726,979	0.1%
PFS Financing Corpation 2011-BA B	11/3/11	4,000,000	4,015,100	0.1%
Global SC Finance SRL 2012-1A CL A	7/25/12	14,266,904	14,956,538	0.3%
Store Master Funding LLC 2012-1A CLA	8/31/12	17,050,985	18,045,032	0.4%
TAL Advantage LLC 2006-1A 6/28/12, 7/16/12, 7/31/12, 8/7/12,	9/11/12, 10/10/12	13,768,329	13,831,588	0.3%
TAL Advantage LLC 2011-1A A	1/31/13	3,563,048	3,596,038	0.1%
Textainer Marine Containers Ltd 2005-1A A	6/20/12, 10/1/12	1,444,895	1,467,892	0.0%

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2013 (Unaudited)

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
Textainer Marine Containers Ltd 2012-1A A	1/18/13	$5,709,175	$5,709,303	0.1%
Triton Container Finance LLC 2006-1A	6/28/12	3,952,946	4,038,636	0.1%
Unison Ground Lease Fund	3/12/13	8,635,000	8,635,000	0.2%
Unison Ground Lease Fund	3/12/13	3,768,000	3,768,000	0.1%
Unison Ground Lease Fund	12/13/12	24,059,000	25,231,158	0.5%
Delta Airlines 2012-1B	6/27/12	2,321,000	2,448,655	0.0%
Delta Airlines N671US	8/16/12	20,082,169	20,082,169	0.4%
Lease Air Trust 2012 A1	12/17/12	49,672,223	49,672,223	1.0%
Kar Auction Services Term Loan BL095302	3/8/13	4,271,000	4,327,804	0.1%
Nielsen Finance LLC Term Loan LN 284932	2/25/13	16,380,000	16,490,893	0.3%
		$915,854,232	$938,300,153	18.9%

See notes to financial statements

FPA NEW INCOME, INC.
STATEMENT OF ASSETS AND LIABILITIES

March 31, 2013
(Unaudited)

ASSETS
Investments at value:
Investments securities — at fair value (identified cost $4,881,125,417)	$4,872,602,802
Short-term investments — at amortized cost (maturities 60 days or less)	144,230,980	$5,016,833,782
Cash		438
Receivable for:
Interest	$23,101,762
Capital Stock sold	3,676,350	26,778,112
		$5,043,612,332
LIABILITIES
Payable for:
Investment securities purchased	$69,875,010
Capital Stock repurchased	10,534,406
Advisory fees	2,137,234
Accrued expenses and other liabilities	296,970	82,843,620
NET ASSETS		$4,960,768,712
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $0.01 per share; authorized 500,000,000 shares; outstanding 466,493,413 shares		$4,664,934
Additional Paid in Capital		5,118,245,155
Accumulated net realized losses on investments		(183,809,605)
Undistributed net investment income		30,190,843
Unrealized depreciation of investments		(8,522,615)
NET ASSETS		$4,960,768,712
NET ASSET VALUE
Offering and redemption price per share (net assets divided by shares outstanding)		$10.63

See notes to financial statements.

FPA NEW INCOME, INC.
STATEMENT OF OPERATIONS

For the Six Months Ended March 31, 2013
(Unaudited)

INVESTMENT INCOME
Interest		$101,643,853
EXPENSES
Advisory fees	$12,614,295
Transfer agent fees and expenses	1,284,236
Registration fees	245,522
Reports to shareholders	166,381
Custodian fees and expenses	165,537
Directors' fees and expenses	42,000
Audit and tax services	37,905
Legal fees	21,247
Other expenses	52,578	14,629,701
Net investment income		$87,014,152
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on investments:
Proceeds from sale of investment securities (excluding short-term investments with maturities 60 days or less)	$2,066,949,518
Cost of investment securities sold	2,099,672,511
Net realized loss on investments		$(32,722,993)
Unrealized depreciation of investments:
Unrealized appreciation at beginning of period	$7,588,502
Unrealized depreciation at end of period	(8,522,615)
Change in unrealized appreciation of investments		(16,111,117)
Net realized and unrealized loss on investments		$(48,834,110)
NET CHANGE IN NET ASSETS RESULTING FROM OPERATIONS		$38,180,042

See notes to financial statements.

FPA NEW INCOME, INC.
STATEMENT OF CHANGES IN NET ASSETS

	For the Six Months Ended March 31, 2013 (Unaudited)		For the Year Ended September 30, 2012
CHANGES IN NET ASSETS
Operations:
Net investment income	$87,014,152		$99,013,676
Net realized loss on investments	(32,722,993)		(3,386,509)
Change in unrealized appreciation of investments	(16,111,117)		7,371,505
Change in net assets resulting from operations		$38,180,042		$102,998,672
Distributions to shareholders from net investment income		(71,176,687)		(156,031,919)
Capital stock transactions:
Proceeds from capital stock sold	$987,712,131		$2,319,494,537
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	53,604,818		115,035,888
Cost of capital stock repurchased*	(1,139,232,205)	(97,915,256)	(1,566,016,154)	868,514,271
Total change in net assets		$(130,911,901)		$815,481,024
NET ASSETS
Beginning of period		5,091,680,613		4,276,199,589
End of period		$4,960,768,712		$5,091,680,613
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of capital stock sold		93,079,175		217,206,681
Shares issued to shareholders upon reinvestment of dividends and distributions		5,053,979		10,792,801
Shares of capital stock repurchased		(107,376,601)		(146,777,482)
Change in capital stock outstanding		(9,243,447)		81,222,000

*  Net of redemption fees of $358,351 and $699,948 for the periods ended March 31, 2013, and September 30, 2012, respectively.

See notes to financial statements.

FPA NEW INCOME, INC.
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Six Months Ended March 31, 2013		For the Year Ended September 30,
	(Unaudited)		2012	2011	2010	2009	2008
Per share operating performance:
Net asset value at beginning of period	$10.70		$10.84	$11.04	$11.09	$11.06	$11.03
Income from investment operations:
Net investment income	$0.18		$0.27	$0.43	$0.36	$0.36	$0.47
Net realized and unrealized gain (loss) on investment securities	(0.10)		(0.04)	(0.16)	(0.04)	0.08	0.05
Total from investment operations	$0.08		$0.23	$0.27	$0.32	$0.44	$0.52
Less dividends from net investment income	$(0.15)		$(0.37)	$(0.47)	$(0.37)	$(0.41)	$(0.49)
Redemption fees	—	*	— *	— *	— *	— *	— *
Net asset value at end of period	$10.63		$10.70	$10.84	$11.04	$11.09	$11.06
Total investment return**	1.42%		2.18%	2.47%	2.90%	4.03%	4.84%
Ratios/supplemental data:
Net assets at end of period (in $000's)	$4,960,769		$5,091,681	$4,276,200	$4,145,399	$3,813,468	$2,186,138
Ratio of expenses to average net assets	0.58	%†	0.57%	0.60%	0.60%	0.60%	0.61%
Ratio of net investment income to average net assets	3.45	%†	2.21%	3.94%	2.98%	3.20%	4.21%
Portfolio turnover rate	88	%†	77%	117%	78%	64%	32%

*  Rounds to less than $0.01 per share.

**  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge. The total investment return for the six months ended March 31, 2013 is not annualized.

†  Annualized

See notes to financial statements.

FPA NEW INCOME, INC.
NOTES TO FINANCIAL STATEMENTS

March 31, 2013

NOTE 1 — Significant Accounting Policies

The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Fund's primary investment objective is to seek current income and long-term total return. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Note 8.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Market discounts and premiums on fixed income securities are amortized over the expected life of the securities. Realized gains or losses are based on the specific identification method.

C.  Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from these estimates.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Interest Rate Risk: The values of, and the income generated by, most debt securities held by the Fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the values of debt securities in the Fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower-yielding securities.

Mortgage-Backed and Other Asset-Backed Securities Risk: The values of some mortgaged-backed and other asset-backed securities may expose the Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage related-securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If an unanticipated rate of prepayment on underlying mortgages increases the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may also fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form

FPA NEW INCOME, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Stripped Mortgage-Backed Interest Only ("I/O") and Principal Only ("P/O") Securities: Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest payments on the underlying mortgages (the I/O class), while the other class will receive all of the principal payments (the P/O class). The Fund currently has investments in I/O securities. The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield-to-maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in I/Os.

Credit Risk: Debt securities are subject to credit risk, meaning that the issuer of the debt security may default or fail to make timely payments of principal or interest. The values of any of the Fund's investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are generally subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions. The Fund invests a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market's perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain securities held by the Fund.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

NOTE 3 — Purchases of Investment Securities

Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $2,007,206,827 for the period ended March 31, 2013.

NOTE 4 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement (the "Agreement"), advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.5% of the average daily net assets of the Fund. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $15 million and 1% of the remaining average net assets of the Fund for the year.

FPA NEW INCOME, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

For the period ended March 31, 2013, the Fund paid aggregate fees of $42,000 to all Directors who are not interested persons of the Adviser. Certain officers of the Fund are also officers of the Adviser.

NOTE 5 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

The cost of investment securities at March 31, 2013 for federal income tax purposes was $4,895,762,302. Gross unrealized appreciation and depreciation for all securities at March 31, 2013 for federal income tax purposes was $51,436,694 and $74,596,194, respectively, resulting in net unrealized depreciation of $23,159,500. As of and during the period ended March 31, 2013, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended before September 30, 2009 or by state tax authorities for years ended before September 30, 2008.

NOTE 6 — Distributor

Effective at the opening of business on October 1, 2012, UMB Distribution Services, LLC commenced serving as distributor to the Fund. The new distribution agreement is similar to the prior agreement with FPA Fund Distributors, Inc. There is no cost to the Fund or its shareholders for the services provided under the agreement.

NOTE 7 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase for certain purchases made by persons eligible to purchase shares without an initial sales charge. For the period ended March 31, 2013, the Fund collected $358,351 in redemption fees, which amounted to less than $0.01 per share.

NOTE 8 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. However, most fixed income securities are generally valued at prices obtained from pricing vendors. Vendors value such securities based on one or more of the following inputs: transactions, bids, offers quotations from dealers and trading systems, spreads and other relationships observed in the markets among comparable securities, benchmarks, underlying equity of the issuer, and proprietary pricing models such as cash flows, financial or collateral performance and other reference data (includes prepayments, defaults, collateral, credit enhancements, and interest rate volatility). Short-term corporate notes with maturities of 60 days or less at time of purchase are valued at amortized cost, which approximates fair value.

FPA NEW INCOME, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

Securities for which representative market quotations are not readily available or are considered unreliable by the Investment Adviser are valued as determined in good faith under guidelines adopted by authority of the Fund's Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 investment securities are valued based on quoted market prices in active markets for identical assets. Level 2 investment securities are valued based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 investment securities are valued using significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. These assumptions consider inputs such as proprietary pricing models, cash flows, prepayments, defaults, and collateral. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of March 31, 2013:

Investments	Level 1	Level 2	Level 3	Total
Bonds & Debentures
Commercial Mortgage-Backed
Agency Stripped	—	$542,416,288	—	$542,416,288
Non-Agency	—	305,062,653	—	305,062,653
Agency	—	236,727,499	—	236,727,499
Residential Mortgage-Backed
Agency Pool Fixed Rate	—	1,158,179,225	—	1,158,179,225
Agency Collateralized Mortgage Obligation	—	1,124,556,019	—	1,124,556,019
Non-Agency Collateralized Mortgage Obligation	—	329,897,360	$13,720,522	343,617,882
Agency Stripped	—	170,060,587	—	170,060,587
Agency Pool Adjustable Rate	—	23,898,223	—	23,898,223
Asset-Backed
Auto	—	170,294,946	—	170,294,946
Other	—	264,298,893	—	264,298,893
U.S. Treasuries	—	373,586,630	—	373,586,630
Corporate	—	139,085,260	—	139,085,260
Corporate Bank Debt	—	20,818,697	—	20,818,697
Short-Term Investments	—	144,230,980	—	144,230,980
Total Investments	—	$5,003,113,260	$13,720,522	$5,016,833,782

FPA NEW INCOME, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

The following table summarizes the Fund's Level 3 investment securities and related transactions during the period ended March 31, 2013:

Investments	Beginning Value at September 30, 2012	Net Realized and Unrealized Gains (Losses)	Purchases	Sales	Net Transfers In (Out)*	Ending Value at March 31, 2013
Mortgage-Backed	$15,766,285	$1,940,820	—	$(3,986,583)	$—	$13,720,522

*  Transfers of investments between different levels of the fair value hierarchy are recorded at market value as of the end of the reporting period. There were no significant transfers between Level 1, 2 or 3 during the period ended March 31, 2013.

NOTE 9 — Distribution to Shareholders

On March 28, 2013, the Board of Directors declared a dividend from net investment income of $0.08 per share payable April 2, 2013 to shareholders of record on March 28, 2013. For financial statement purposes, this dividend was recorded on the ex-dividend date, April 1, 2013.

NOTE 10 — New Accounting Pronouncements

In December 2011, the FASB issued ASU No. 2011-11, Balance Sheet (Topic 210), Disclosures about Offsetting Assets and Liabilities, which requires entities to disclose information about financial instruments and derivative instruments that have been offset or that are subject to enforceable master netting arrangements, to enable users of its financial statements to understand the effect of those arrangements on its financial position. Entities will be required to provide both net (offset amounts) and gross information in the notes to the financial statements for relevant assets and liabilities that are offset or subject to the arrangements. The amendments in ASU No. 2011-11 are effective for interim and annual periods beginning on or after January 1, 2013 and an entity should provide the disclosures required by the amendments retrospectively for all comparative periods presented. The Fund is in the process of evaluating the disclosure requirements and any impact the new disclosures will have on its financial statements.

FPA NEW INCOME, INC.
SHAREHOLDER EXPENSE EXAMPLE

March 31, 2013

Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value September 30, 2012	$1,000.00	$1,000.00
Ending Account Value March 31, 2013	$1,014.20	$1,022.07
Expenses Paid During Period*	$2.91	$2.93

*  Expenses are equal to the Fund's annualized expense ratio of 0.58%, multiplied by the average account value over the period and prorated for the six-months ended March 31, 2013 (182/365 days).

FPA NEW INCOME, INC.
DIRECTOR AND OFFICER INFORMATION

Name, Age & Address	Position(s) With Fund/ Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Willard H. Altman, Jr. – (77)*	Director and Chairman† Years Served: 15	Retired. Formerly, until 1995, Partner of Ernst & Young LLP, a public accounting firm.	7
Thomas P. Merrick – (76)*	Director† Years Served: 4	Private Consultant. President of Strategic Planning Consultants for more than the past five years. Former Executive Committee Member and Vice President of Fluor Corporation, responsible for strategic planning, from 1984 to 1998.	7
Alfred E. Osborne, Jr. – (68)*	Director† Years Served: 13	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	4	Heckmann Corporation, and Kaiser Aluminum Corporation.
A. Robert Pisano – (70)*	Director† Years Served: <1	Retired. Formerly President and Chief Operating Officer of the Motion Picture Association of America, Inc. from 2005 to 2011.	7	Resources Global Professionals and The Motion Picture and Television Fund
Patrick B. Purcell – (70)*	Director† Years Served: 7	Retired. Formerly Executive Vice President, Chief Financial Officer and Chief Administrative Officer of Paramount Pictures from 1983 to 1998.	7	The Motion Picture and Television Fund
Allan M. Rudnick – (72)*	Director† Years Served: 3	Private Investor. Formerly, Co-Founder, Chief Executive Officer, Chairman and Chief Investment Officer of Kayne Anderson Rudnick Investment Management from 1989 to 2007	7
Robert L. Rodriguez – (64)	Director† Portfolio Manager Years Served: 29	Chief Executive Officer of the Adviser.	2
Thomas H. Atteberry – (59)	Chief Executive Officer & Portfolio Manager Years Served: 8	Partner of the Adviser. Formerly Vice President of First Pacific Advisors, Inc. from 1997 to 2006.
Eric S. Ende – (68)	Vice President Years Served: 28	Partner of the Adviser. Formerly Senior Vice President of First Pacific Advisors, Inc. from 1983 to 2006.	3
J. Richard Atwood – (52)	Treasurer Years Served: 16	Chief Operating Officer of the Adviser. President and Chief Executive Officer of FPA Fund Distributors, Inc.
Christopher H. Thomas – (56)	Chief Compliance Officer Years Served: 18	Vice President and Chief Compliance Officer of the Adviser and Vice President of FPA Fund Distributors, Inc.

FPA NEW INCOME, INC.
DIRECTOR AND OFFICER INFORMATION

Continued

Name, Age & Address	Position(s) With Fund/ Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Sherry Sasaki – (58)	Secretary Years Served: 29	Assistant Vice President and Secretary of the Adviser and Secretary of FPA Fund Distributors, Inc.
E. Lake Setzler – (46)	Assistant Treasurer Years Served: 7	Vice President and Controller of the Adviser since 2005.
Michael P. Gomez – (27)	Assistant Vice President Years Served: 1	Assistant Vice President of the Adviser since 2010. Formerly In-Charge Associate of PricewaterhouseCoopers from 2007 to 2010.

†  Directors serve until their resignation, removal or retirement.
*  Audit Committee member
Additional information on the Directors is available in the Statement of Additional Information. Each of the above listed individuals can be contacted at 11400 W. Olympic Blvd., Suite 1200, Los Angeles, CA 90064.

FPA NEW INCOME, INC.

INVESTMENT ADVISER

First Pacific Advisors, LLC
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

DISTRIBUTOR

UMB Distribution Services, LLC
803 West Michigan Street
Milwaukee, Wisconsin 53233

LEGAL COUNSEL

K&L Gates LLP
San Francisco, California

TICKER: FPNIX
CUSIP: 302544101

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

CUSTODIAN

State Street Bank and Trust Company
Boston, Massachusetts

TRANSFER & SHAREHOLDER SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175

803 W. Michigan St.
Milwaukee, WI 53233-2301

(800) 638-3060

This report has been prepared for the information of shareholders of FPA New Income, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

The Fund's complete proxy voting record for the 12 months ended June 30, 2012 is available without charge, upon request, by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling (202) 942-8090. To obtain information on Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors and performance, and is updated on or about the 15th business day after the end of each quarter.

Item 2.	Code of Ethics. Not Applicable to this semi-annual report.

Item 3.	Audit Committee Financial Expert. Not Applicable to this semi-annual report.

Item 4.	Principal Accountant Fees and Services. Not Applicable to this semi- annual report.

Item 5.	Audit Committee of Listed Registrants. Not Applicable.

Item 6.	Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders. There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Code of ethics as applies to the registrant’s principal executive and financial officers, as required to be disclosed under Item 2 of Form N-CSR. Not Applicable to this semi-annual report.

	(a)(2)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940. Attached hereto.

	(a)(3)	Not Applicable

	(b)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940. Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange  Act of  1934  and  the  Investment  Company  Act  of  1940,  the registrant has duly caused this report to be signed  on  its behalf by the undersigned, thereunto duly authorized.

FPA NEW INCOME, INC.

By:	/s/ THOMAS H. ATTEBERRY
Thomas H. Atteberry, Chief Executive Officer
(Principal Executive Officer)

Date: May 17, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FPA NEW INCOME, INC.

By:	/s/ THOMAS H. ATTEBERRY
Thomas H. Atteberry, Chief Executive Officer
(Principal Executive Officer)

Date: May 17, 2013

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer
(Principal Financial Officer)

Date: May 17, 2013